EXHIBIT 10.10

SUBSCRIPTION AGREEMENT

February 20, 2007

Simtrol, Inc.
Suite 255
2200 Norcross Parkway
Norcross, Georgia 30071

Ladies and Gentlemen:

1. Private Placement

The undersigned (the "Investor") is writing to advise you of the following terms and conditions under which the Investor hereby offers to subscribe (the "Offer") for the securities of this private placement ("Offering") which are offered by Simtrol, Inc., a Delaware corporation (the "Company"), pursuant to that certain Confidential Private Placement Memorandum (the "Memorandum") of the Company dated February 20, 2007. The Company is issuing securities consisting of Series B Convertible Preferred Stock ("Preferred Stock") with warrants to acquire shares of Common Stock ("Warrants") (collectively, the "Securities") at $37,500 per Security. Each Security contains 50 shares of Preferred Stock, of which each share of Preferred Stock is convertible into 2,000 shares of common stock of the Company, par value $0.001 per share (the "Common Stock") and a warrant to purchase 100,000 shares of Common Stock at $0.375 per share. The undersigned understands that the Securities are being issued pursuant to the exemption from registration requirements of the Securities Act of 1933, as amended (the "Act"), provided by Section 4(2) of the Act. As such, the Preferred Stock, the Warrants, and the underlying shares of Common Stock into which the Preferred Stock and the Warrants may be converted (the "Underlying Shares") are "restricted securities".

Capitalized terms not otherwise defined herein shall have the meanings set forth in the Memorandum.

2. Subscription.

Subject to the terms and conditions hereinafter set forth in this Subscription Agreement, the undersigned hereby offers to purchase the Securities as set forth in the Investor Signature Page attached hereto.

3. Conditions to Offer.

The undersigned acknowledges that the Company may accept or reject the Offer, in whole or in part, for any reason whatsoever. Acceptance of this Offer shall be deemed given by the countersigning of this Subscription Agreement on behalf of the Company.

4. Representations and Warranties of the Investor.

The undersigned, in order to induce the Company to accept this Offer, hereby warrants and represents as follows:

(A) The undersigned has sufficient liquid assets to sustain a loss of the undersigned's entire investment.

(B) The Company has not made any other representations or warranties to the Investor with respect to the Company except as contained herein. The Company has not rendered any investment advice to the Investor with respect to the Company.

(C) The Investor understands that the Securities involve a high degree of risk and represents that the Investor (i) has adequate means of providing for its current financial needs and possible contingencies, and has no need for liquidity of investment in the Securities; (ii) can afford (a) to hold unregistered securities for an indefinite period of time as required and (b) sustain a complete loss of the entire amount of the subscription; and (iii) has not made an overall commitment to investments which are not readily marketable which is disproportionate so as to cause such overall commitment to become excessive.

(D) The undersigned has carefully reviewed the Memorandum. The undersigned has also been afforded the opportunity to ask questions of, and receive answers from, the officers and/or directors of the Company concerning the terms and conditions of the Offering and to obtain any additional information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and has availed itself of such opportunity to the extent the Investor considers appropriate in order to permit it to evaluate the merits and risks of an investment in the Securities. It is understood that all documents, records and books pertaining to this investment have been made available for inspection, and that the books and records of the Company will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business.

(E) The undersigned acknowledges that the Securities including Underlying Shares have not been registered under the Act in reliance on an exemption for transactions by an issuer not involving a public offering, and further understands that the Investor is purchasing the Securities without being furnished any prospectus setting forth all of the information that would be required to be furnished under the Act.

(F) The undersigned further acknowledges that this Offering has not been passed upon or the merits thereof endorsed or approved by any state or federal authorities.

(G) The Securities being subscribed for are being acquired solely for the account of the undersigned and not with a view to, or for resale in connection with, any distribution in any jurisdiction where such sale or distribution would be precluded. By such representation, the Investor means that no other person has a beneficial interest in the Securities (or Underlying Shares) subscribed for hereunder, and that no other person has furnished or will furnish directly or indirectly, any part of or guarantee the payment of any part of the consideration to be paid to the Company in connection therewith. The undersigned does not intend to dispose of all or any part of the Securities (or Warrant or Common Stock issuable upon any exercise of the Warrant) except in compliance with the provisions of the Act and applicable state securities laws and understands that the Securities are being offered pursuant to a specific exemption under the provisions of the Act, which exemption(s) depends, among other things, upon compliance with the provisions of the Act.

(H) The undersigned further represents and agrees that the undersigned will not sell, transfer, pledge or otherwise dispose of or encumber the Securities (including the Underlying Shares) prior to registration, or the undersigned will, if requested, furnish the Company and its transfer agent with an opinion of counsel satisfactory to the Company in form and substance that registration under the Act or applicable state securities laws is not required.

(I) The undersigned hereby agrees that the Company may insert the following or similar legend on the face of the certificates evidencing the Securities and the Underlying Shares, if required in compliance with federal and state securities laws:

"These securities have not been registered under Act or under the securities laws of any state. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such act or an opinion of counsel reasonably satisfactory to the company that such registration is not required pursuant to a valid exemption under the Act."

(J) Neither the Company nor any person acting on its behalf has offered or sold the undersigned the Securities by means of any form of general solicitation or general advertising and the Securities were not offered or sold to the Investor by means of publicly disseminated advertisements or sales literature.

The undersigned certifies that each of the foregoing representations and warranties set forth in subsection (A) through (J) inclusive of this Section 4 are true as of the date hereof and shall survive such date.

5. Representations and Warranties of the Company.

The Company hereby makes the following representations and warranties to the Investor:

(A) SUBSIDIARIES. THE COMPANY HAS NO DIRECT OR INDIRECT SUBSIDIARIES (EACH A "SUBSIDIARY," AND COLLECTIVELY, "SUBSIDIARIES") EXCEPT AS DESCRIBED IN SEC REPORTS AND/OR THE MEMORANDUM. ALL THE ISSUED AND OUTSTANDING SHARES OF CAPITAL STOCK OF EACH SUBSIDIARY ARE VALIDLY ISSUED AND ARE FULLY PAID, NON-ASSESSABLE AND FREE OF PREEMPTIVE AND SIMILAR RIGHTS, AND THE COMPANY OWNS ALL OF THE ISSUED AND OUTSTANDING SHARES OF CAPITAL STOCK OF EACH SUBSIDIARY, EXCEPT AS DESCRIBED IN SUCH THE SEC REPORTS AND/OR THE MEMORANDUM.

(B) ORGANIZATION AND QUALIFICATION. EACH OF THE COMPANY AND THE SUBSIDIARIES IS AN ENTITY DULY INCORPORATED OR OTHERWISE ORGANIZED, VALIDLY EXISTING AND IN GOOD STANDING UNDER THE LAWS OF THE JURISDICTION OF ITS INCORPORATION OR ORGANIZATION (AS APPLICABLE), WITH THE REQUISITE POWER AND AUTHORITY TO OWN AND USE ITS PROPERTIES AND ASSETS AND TO CARRY ON ITS BUSINESS AS CURRENTLY CONDUCTED. NEITHER THE COMPANY NOR ANY SUBSIDIARY IS IN VIOLATION OF ANY OF THE PROVISIONS OF ITS RESPECTIVE CERTIFICATE OR ARTICLES OF INCORPORATION, BYLAWS OR OTHER ORGANIZATIONAL OR CHARTER DOCUMENTS.

(C) AUTHORIZATION; ENFORCEMENT. THE COMPANY HAS THE REQUISITE CORPORATE POWER AND AUTHORITY TO ENTER INTO AND TO CONSUMMATE THE OFFERING. THE EXECUTION AND DELIVERY OF THIS SUBSCRIPTION AGREEMENT BY THE COMPANY AND THE CONSUMMATION BY IT OF THE TRANSACTIONS CONTEMPLATED HEREBY HAVE BEEN DULY AUTHORIZED BY ALL NECESSARY ACTION ON THE PART OF THE COMPANY AND NO FURTHER CONSENT OR ACTION IS REQUIRED BY THE COMPANY, OTHER THAN THE REQUIRED APPROVALS (AS DEFINED BELOW). THIS SUBSCRIPTION AGREEMENT, WHEN EXECUTED AND DELIVERED IN ACCORDANCE WITH THE TERMS HEREOF, WILL CONSTITUTE THE VALID AND BINDING OBLIGATION OF THE COMPANY ENFORCEABLE AGAINST THE COMPANY IN ACCORDANCE WITH ITS TERMS, SUBJECT TO APPLICABLE BANKRUPTCY, INSOLVENCY, FRAUDULENT CONVEYANCE, REORGANIZATION, MORATORIUM AND SIMILAR LAWS AFFECTING CREDITORS’ RIGHTS AND REMEDIES GENERALLY AND GENERAL PRINCIPLES OF EQUITY.

(D) NO CONFLICTS. THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS SUBSCRIPTION AGREEMENT BY THE COMPANY AND THE CONSUMMATION BY THE COMPANY OF THE OFFERING DO NOT AND WILL NOT: (I) CONFLICT WITH OR VIOLATE ANY PROVISION OF THE COMPANY’S OR ANY SUBSIDIARY’S CERTIFICATE OR ARTICLES OF INCORPORATION, BYLAWS OR OTHER ORGANIZATIONAL OR CHARTER DOCUMENTS, OR (II) SUBJECT TO OBTAINING THE REQUIRED APPROVALS, CONFLICT WITH, OR CONSTITUTE A DEFAULT (OR AN EVENT THAT WITH NOTICE OR LAPSE OF TIME OR BOTH WOULD BECOME A DEFAULT) UNDER, OR GIVE TO OTHERS ANY RIGHTS OF TERMINATION, AMENDMENT, ACCELERATION OR CANCELLATION (WITH OR WITHOUT NOTICE, LAPSE OF TIME OR BOTH) OF, ANY AGREEMENT, CREDIT FACILITY, DEBT OR OTHER INSTRUMENT (EVIDENCING A COMPANY OR SUBSIDIARY DEBT OR OTHERWISE) OR OTHER UNDERSTANDING TO WHICH THE COMPANY OR ANY SUBSIDIARY IS A PARTY OR BY WHICH ANY PROPERTY OR ASSET OF THE COMPANY OR ANY SUBSIDIARY IS BOUND OR AFFECTED, OR (III) RESULT IN A VIOLATION OF ANY LAW, RULE, REGULATION, ORDER, JUDGMENT, INJUNCTION, DECREE OR OTHER RESTRICTION OF ANY COURT OR GOVERNMENTAL AUTHORITY AS CURRENTLY IN EFFECT TO WHICH THE COMPANY OR A SUBSIDIARY IS SUBJECT (INCLUDING FEDERAL AND STATE SECURITIES LAWS AND REGULATIONS), OR BY WHICH ANY PROPERTY OR ASSET OF THE COMPANY OR A SUBSIDIARY IS BOUND OR AFFECTED; EXCEPT IN THE CASE OF EACH OF CLAUSES (II) AND (III), SUCH AS COULD NOT, INDIVIDUALLY OR IN THE AGGREGATE (A) ADVERSELY AFFECT THE LEGALITY, VALIDITY OR ENFORCEABILITY OF THE OFFERING, (B) HAVE OR RESULT IN OR BE REASONABLY LIKELY TO HAVE OR RESULT IN A MATERIAL ADVERSE EFFECT ON THE RESULTS OF OPERATIONS, ASSETS, PROSPECTS, BUSINESS OR CONDITION (FINANCIAL OR OTHERWISE) OF THE COMPANY AND THE SUBSIDIARIES, TAKEN AS A WHOLE, OR (C) ADVERSELY IMPAIR THE COMPANY'S ABILITY TO PERFORM FULLY ON A TIMELY BASIS ITS OBLIGATIONS UNDER THIS SUBSCRIPTION AGREEMENT (ANY OF (A), (B) OR (C), A "MATERIAL ADVERSE EFFECT").

(E) FILINGS, CONSENTS AND APPROVALS. NEITHER THE COMPANY NOR ANY SUBSIDIARY IS REQUIRED TO OBTAIN ANY CONSENT, WAIVER, AUTHORIZATION OR ORDER OF, GIVE ANY NOTICE TO, OR MAKE ANY FILING OR REGISTRATION WITH, ANY COURT OR OTHER FEDERAL, STATE, LOCAL OR OTHER GOVERNMENTAL AUTHORITY OR OTHER PERSON IN CONNECTION WITH THE EXECUTION, DELIVERY AND PERFORMANCE BY THE COMPANY OF THIS SUBSCRIPTION AGREEMENT, OTHER THAN (I) THE FILING WITH THE SEC OF A FORM D PURSUANT TO SEC REGULATION D AND (II) APPLICABLE BLUE SKY FILINGS (COLLECTIVELY, THE "REQUIRED APPROVALS"). SUCH "PERSON" MEANS AN INDIVIDUAL OR CORPORATION, PARTNERSHIP, TRUST, INCORPORATED OR UNINCORPORATED ASSOCIATION, JOINT VENTURE, LIMITED LIABILITY COMPANY, JOINT STOCK COMPANY, GOVERNMENT (OR AGENCY OR SUBDIVISION THEREOF) OR OTHER ENTITY OF ANY KIND.

(F) ISSUANCE OF THE SECURITIES. THE SECURITIES ARE DULY AUTHORIZED AND, WHEN ISSUED AND PAID FOR IN ACCORDANCE WITH THIS SUBSCRIPTION AGREEMENT, WILL BE DULY AND VALIDLY ISSUED, FULLY PAID AND NONASSESSABLE, FREE AND CLEAR OF ALL LIENS. THE COMPANY HAS RESERVED FROM ITS DULY AUTHORIZED CAPITAL STOCK A NUMBER OF SHARES OF COMMON STOCK FOR ISSUANCE UPON CONVERSION OF THE PREFERRED STOCK AND FOR THE ISSUANCE OF THE SHARES OF COMMON STOCK UPON EXERCISE OF THE WARRANTS. THE SECURITIES CONFORM TO THE DESCRIPTION CONTAINED IN THE MEMORANDUM. THE ISSUANCE AND SALE OF THE SECURITIES HEREUNDER DOES NOT CONTRAVENE THE SEC RULES AND REGULATIONS.

(G) CAPITALIZATION. THE NUMBER OF SHARES AND TYPE OF ALL AUTHORIZED, ISSUED AND OUTSTANDING CAPITAL STOCK OF THE COMPANY IS AS SET FORTH IN THE SEC REPORTS OR MEMORANDUM OF THE COMPANY.

(H) SEC REPORTS; FINANCIAL STATEMENTS. THE COMPANY HAS FILED ALL REPORTS REQUIRED TO BE FILED BY IT UNDER THE ACT AND THE SECURITIES EXCHANGE ACT OF 1934 (THE "EXCHANGE ACT"), INCLUDING PURSUANT TO SECTION 13(A) OF 15(D) THEREOF, FOR THE TWO YEARS PRECEDING THE DATE HEREOF (OR SUCH SHORTER PERIOD AS THE COMPANY WAS REQUIRED BY LAW TO FILE SUCH MATERIAL) (THE FOREGOING MATERIALS BEING COLLECTIVELY REFERRED TO HEREIN AS THE "SEC REPORTS"). THE SEC REPORTS, WHEN FILED, COMPLIED IN ALL MATERIAL RESPECTS WITH THE REQUIREMENTS OF THE ACT AND THE EXCHANGE ACT AND THE RULES AND REGULATIONS OF THE COMMISSION PROMULGATED THEREUNDER, AND NONE OF THE SEC REPORTS, WHEN FILED, CONTAINED ANY UNTRUE STATEMENT OF A MATERIAL FACT OR OMITTED TO STATE A MATERIAL FACT REQUIRED TO BE STATED THEREIN OR NECESSARY IN ORDER TO MAKE THE STATEMENTS THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING. THE FINANCIAL STATEMENTS OF THE COMPANY THAT HAVE BEEN INCLUDED IN THE SEC REPORTS COMPLY IN ALL MATERIAL RESPECTS WITH APPLICABLE ACCOUNTING REQUIREMENTS AND THE RULES AND REGULATIONS OF THE SEC WITH RESPECT THERETO AS IN EFFECT AT THE TIME OF FILING. SUCH FINANCIAL STATEMENTS HAVE BEEN PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES APPLIED ON A CONSISTENT BASIS DURING THE PERIODS INVOLVED ("GAAP"), EXCEPT AS MAY BE OTHERWISE SPECIFIED IN SUCH FINANCIAL STATEMENTS OR THE NOTES THERETO, AND FAIRLY PRESENT IN ALL MATERIAL RESPECTS THE FINANCIAL POSITION OF THE COMPANY AND ITS CONSOLIDATED SUBSIDIARIES AS OF AND FOR THE DATES THEREOF AND THE RESULTS OF OPERATIONS AND CASH FLOWS FOR THE PERIODS THEN ENDED, SUBJECT, IN THE CASE OF UNAUDITED STATEMENTS, TO NORMAL, IMMATERIAL, YEAR-END AUDIT ADJUSTMENTS.

(I) MATERIAL CHANGES. SINCE THE DATE OF THE LATEST FINANCIAL STATEMENTS INCLUDED WITHIN THE SEC REPORTS, EXCEPT AS SPECIFICALLY DISCLOSED IN THE MEMORANDUM: (I) THERE HAS BEEN NO EVENT, OCCURRENCE OR DEVELOPMENT THAT HAS HAD A MATERIAL ADVERSE EFFECT, (II) THE COMPANY HAS NOT INCURRED ANY LIABILITIES (CONTINGENT OR OTHERWISE) OTHER THAN (A) TRADE PAYABLES AND ACCRUED EXPENSES INCURRED IN THE ORDINARY COURSE OF BUSINESS CONSISTENT WITH PAST PRACTICE AND (B) LIABILITIES NOT REQUIRED TO BE REFLECTED IN THE COMPANY’S FINANCIAL STATEMENTS PURSUANT TO GAAP OR REQUIRED TO BE DISCLOSED IN FILINGS MADE WITH THE SEC, (III) THE COMPANY HAS NOT ALTERED ITS METHOD OF ACCOUNTING OR THE IDENTITY OF ITS AUDITORS, (IV) THE COMPANY HAS NOT DECLARED OR MADE ANY DIVIDEND OR DISTRIBUTION OF CASH OR OTHER PROPERTY TO ITS STOCKHOLDERS EXCEPT IN THE ORDINARY COURSE OF BUSINESS CONSISTENT WITH PRIOR PRACTICE, OR PURCHASED, REDEEMED OR MADE ANY AGREEMENTS TO PURCHASE OR REDEEM ANY SHARES OF ITS CAPITAL STOCK EXCEPT CONSISTENT WITH PRIOR PRACTICE OR PURSUANT TO EXISTING COMPANY STOCK OPTION OR SIMILAR PLANS, AND (V) THE COMPANY HAS NOT ISSUED ANY EQUITY SECURITIES TO ANY OFFICER, DIRECTOR OR AFFILIATE, EXCEPT PURSUANT TO EXISTING COMPANY STOCK OPTION OR SIMILAR PLANS. SUCH "AFFILIATE" MEANS ANY PERSON THAT, DIRECTLY OR INDIRECTLY THROUGH ONE OR MORE INTERMEDIARIES, CONTROLS OR IS CONTROLLED BY OR IS UNDER COMMON CONTROL WITH A PERSON, AS SUCH TERMS ARE USED IN AND CONSTRUED UNDER RULE 144 UNDER THE ACT. WITH RESPECT TO ANY INVESTOR, ANY INVESTMENT FUND OR MANAGED ACCOUNT THAT IS MANAGED ON A DISCRETIONARY BASIS BY THE SAME INVESTMENT MANAGER AS SUCH INVESTOR WILL BE DEEMED TO BE AN AFFILIATE OF SUCH INVESTOR.

(J) LITIGATION. EXCEPT AS SET FORTH IN THE SEC REPORTS AND THE MEMORANDUM, THERE IS NO ACTION, SUIT, INQUIRY, NOTICE OF VIOLATION, PROCEEDING OR INVESTIGATION PENDING OR, TO THE KNOWLEDGE OF THE COMPANY, THREATENED AGAINST OR AFFECTING THE COMPANY, ANY SUBSIDIARY OR ANY OF THEIR RESPECTIVE PROPERTIES BEFORE OR BY ANY COURT, ARBITRATOR, GOVERNMENTAL OR ADMINISTRATIVE AGENCY OR REGULATORY AUTHORITY (FEDERAL, STATE, COUNTY, LOCAL OR FOREIGN) (COLLECTIVELY, AN "ACTION") WHICH: (I) ADVERSELY AFFECTS OR CHALLENGES THE LEGALITY, VALIDITY OR ENFORCEABILITY OF THIS SUBSCRIPTION AGREEMENT OR THE SECURITIES OR (II) WOULD, IF THERE WERE AN UNFAVORABLE DECISION, INDIVIDUALLY OR IN THE AGGREGATE, HAVE OR REASONABLY BE EXPECTED TO RESULT IN A MATERIAL ADVERSE EFFECT. NEITHER THE COMPANY NOR ANY SUBSIDIARY IS OR HAS BEEN THE SUBJECT OF ANY ACTION INVOLVING A CLAIM OF VIOLATION OF OR LIABILITY UNDER FEDERAL OR STATE SECURITIES LAWS. THE COMPANY DOES NOT HAVE PENDING BEFORE THE SEC ANY REQUEST FOR CONFIDENTIAL TREATMENT OF INFORMATION. THERE HAS NOT BEEN, AND TO THE KNOWLEDGE OF THE COMPANY, THERE IS NOT PENDING OR CONTEMPLATED, ANY INVESTIGATION BY THE SEC INVOLVING THE COMPANY. THE SEC HAS NOT ISSUED ANY STOP ORDER OR OTHER ORDER SUSPENDING THE EFFECTIVENESS OF ANY REGISTRATION STATEMENT FILED BY THE COMPANY OR ANY SUBSIDIARY UNDER THE EXCHANGE ACT OR THE SECURITIES ACT.

(K) COMPLIANCE. NEITHER THE COMPANY NOR ANY SUBSIDIARY: (I) IS IN DEFAULT UNDER OR IN VIOLATION OF (AND NO EVENT HAS OCCURRED THAT HAS NOT BEEN WAIVED THAT, WITH NOTICE OR LAPSE OF TIME OR BOTH, WOULD RESULT IN A DEFAULT BY THE COMPANY OR ANY SUBSIDIARY UNDER), NOR HAS THE COMPANY OR ANY SUBSIDIARY RECEIVED NOTICE OF A CLAIM THAT IT IS IN DEFAULT UNDER OR THAT IT IS IN VIOLATION OF, ANY MATERIAL INDENTURE, LOAN OR CREDIT AGREEMENT OR ANY OTHER MATERIAL AGREEMENT OR INSTRUMENT TO WHICH IT IS A PARTY OR BY WHICH IT OR ANY OF ITS PROPERTIES IS BOUND (WHETHER OR NOT SUCH DEFAULT OR VIOLATION HAS BEEN WAIVED), WHICH DEFAULT OR VIOLATION WOULD HAVE OR RESULT IN A MATERIAL ADVERSE EFFECT, (II) IS IN VIOLATION OF ANY ORDER OF ANY COURT, ARBITRATOR OR GOVERNMENTAL BODY, OR (III) IS IN VIOLATION OF ANY STATUTE, RULE OR REGULATION OF ANY GOVERNMENTAL AUTHORITY, EXCEPT IN EACH CASE AS WOULD NOT, INDIVIDUALLY OR IN THE AGGREGATE, HAVE OR RESULT IN A MATERIAL ADVERSE EFFECT.

(L) REGULATORY PERMITS. THE COMPANY AND THE SUBSIDIARIES POSSESS ALL CERTIFICATES, AUTHORIZATIONS AND PERMITS ISSUED BY THE APPROPRIATE FEDERAL, STATE, LOCAL OR FOREIGN REGULATORY AUTHORITIES NECESSARY TO CONDUCT THEIR RESPECTIVE BUSINESSES AS DESCRIBED IN THE SEC REPORTS, EXCEPT WHERE THE FAILURE TO POSSESS SUCH PERMITS WOULD NOT, INDIVIDUALLY OR IN THE AGGREGATE, HAVE OR REASONABLY BE EXPECTED TO RESULT IN A MATERIAL ADVERSE EFFECT ("MATERIAL PERMITS"), AND NEITHER THE COMPANY NOR ANY SUBSIDIARY HAS RECEIVED ANY NOTICE OF PROCEEDINGS RELATING TO THE REVOCATION OR MODIFICATION OF ANY MATERIAL PERMIT.

(M) LISTING AND MAINTENANCE REQUIREMENTS. THE COMPANY IS CURRENTLY QUOTED ON THE OTC BULLETIN BOARD UNDER THE SYMBOL "SMRL". THE COMPANY IS, AND HAS NO REASON TO BELIEVE THAT IT WILL NOT IN THE FORESEEABLE FUTURE TO BE, IN COMPLIANCE WITH ALL REQUIREMENTS TO BE QUOTED ON THE OTC BULLETIN BOARD.

(N) INTERNAL ACCOUNTING CONTROLS. THE COMPANY AND THE SUBSIDIARIES MAINTAIN A SYSTEM OF INTERNAL ACCOUNTING CONTROLS SUFFICIENT TO PROVIDE REASONABLE ASSURANCE THAT (I) TRANSACTIONS ARE EXECUTED IN ACCORDANCE WITH MANAGEMENT'S GENERAL OR SPECIFIC AUTHORIZATIONS, (II) TRANSACTIONS ARE RECORDED AS NECESSARY TO PERMIT PREPARATION OF FINANCIAL STATEMENTS IN CONFORMITY WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND TO MAINTAIN ASSET ACCOUNTABILITY, (III) ACCESS TO ASSETS IS PERMITTED ONLY IN ACCORDANCE WITH MANAGEMENT'S GENERAL OR SPECIFIC AUTHORIZATION, AND (IV) THE RECORDED ACCOUNTABILITY FOR ASSETS IS COMPARED WITH THE EXISTING ASSETS AT REASONABLE INTERVALS AND APPROPRIATE ACTION IS TAKEN WITH RESPECT TO ANY DIFFERENCES. THE COMPANY HAS ESTABLISHED DISCLOSURE CONTROLS AND PROCEDURES (AS DEFINED IN EXCHANGE ACT RULES 13A-14 AND 15D-14) FOR THE COMPANY AND DESIGNED SUCH DISCLOSURES CONTROLS AND PROCEDURES TO ENSURE THAT MATERIAL INFORMATION RELATING TO THE COMPANY, INCLUDING ITS SUBSIDIARIES, IS MADE KNOWN TO THE CERTIFYING OFFICERS BY OTHERS WITHIN THOSE ENTITIES. THE COMPANY'S CERTIFYING OFFICERS HAVE EVALUATED THE EFFECTIVENESS OF THE COMPANY'S DISCLOSURE CONTROLS AND PROCEDURES AS OF THE DATE IMMEDIATELY PRIOR TO THE FILING OF THE COMPANY’S MOST RECENT PERIODIC REPORT UNDER THE EXCHANGE ACT (SUCH DATE, THE "EVALUATION DATE"). THE COMPANY PRESENTED IN SUCH REPORT THE CONCLUSIONS OF THE CERTIFYING OFFICERS ABOUT THE EFFECTIVENESS OF THE DISCLOSURE CONTROLS AND PROCEDURES BASED ON THEIR EVALUATIONS AS OF THE EVALUATION DATE. SINCE THE EVALUATION DATE, THERE HAVE BEEN NO SIGNIFICANT CHANGES IN THE COMPANY'S INTERNAL CONTROLS (AS SUCH TERM IS DEFINED IN ITEM 307(B) OF REGULATION S-K UNDER THE EXCHANGE ACT).

(O) DISCLOSURE. THE DISCLOSURE PROVIDED TO THE INVESTOR REGARDING THE COMPANY, ITS BUSINESS AND THE TRANSACTIONS CONTEMPLATED HEREBY, FURNISHED BY OR ON BEHALF OF THE COMPANY, INCLUDING ALL OF THE SEC REPORTS, DOES NOT CONTAIN ANY UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE ANY MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS MADE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING. THE COMPANY ACKNOWLEDGES AND AGREES THAT THE INVESTOR MAKES OR HAS MADE NO REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREBY OTHER THAN THOSE SPECIFICALLY SET FORTH IN THIS SUBSCRIPTION AGREEMENT.

6. Covenants of the Company.

(A)  Registration Rights. The Company grants to the Investor registration rights relating to the Common Stock and the Underlying Shares under the following terms and conditions:

(1)  The Company will prepare and file, at its own expense, a registration statement under the Act (the "Registration Statement") with the SEC sufficient to permit the non-underwritten public offering and resale of the Underlying Shares (the "Registrable Securities") through the facilities of all appropriate securities exchanges, if any, on which the Common Stock is being sold or on the over-the-counter market if the Common Stock is traded thereon.

(2)  The Company will use its reasonable best efforts to cause such Registration Statement to become effective within one hundred and twenty (120) days of the date of the sale of the Securities to Investor or, if earlier, within five (5) business days of Commission clearance to request acceleration of effectiveness. The number of shares designated in the Registration Statement to be registered shall include all of the Registrable Securities and shall include appropriate language regarding reliance upon Rule 416 to the extent permitted by the SEC. The Company will notify the Investor of the effectiveness of the Registration Statement within five (5) business days of such event.

(3) Except as otherwise provided in Section 6(C) below, the Company will use its reasonable best efforts to maintain effectiveness under the Act of the Registration Statement or any post-effective amendment thereto filed under the terms of this Agreement until the earlier of (i) the date that all of the Registrable Securities have been sold pursuant to such Registration Statement, (ii) the date all Registrable Securities have been otherwise transferred to persons who may trade such shares without restriction under the Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, or (iii) the date all Securities may be sold at any time, without volume or manner of sale limitations pursuant to Rule 144(k) (Rule 144 means Rule 144 promulgated by the SEC pursuant to the Act, herein referred to as "Rule 144") or any similar provision then in effect under the Securities Act (the "Effectiveness Period").

(4) If, at any time during which the Registration Statement required by Section 6(A)(1) and 6(A)(2) above is not effective, the Company shall determine to proceed with the preparation and filing of a separate registration statement pursuant to the Act in connection with the proposed offer and sale of any securities by it or any of its securities holders (other than a registration statement on Form S-4, S-8, or other limited purpose Form), the Company will give written notice of its determination to do so to the Investor. Upon receipt of a written request from Investor, within twenty (20) days after receipt of any such notice from the Company, the Company will cause all such Registrable Securities requested by the Investor to be included in such registration statement, all to the extent required to permit the sale or other disposition by the Investor of such shares. The obligation of the Company under this Section 6(A)(4) shall be unlimited as to the number of registration statements to which it applies, unless the Effectiveness Period has ended. Notwithstanding the foregoing, the Company shall have the right to postpone or withdraw any registration effect pursuant to this Section 6(A)(4) without obligation to the Investor. In addition, if any registration effected pursuant to this Section 6(A)(4) is a registered public offering involving an underwriting, the Company shall so advise the Investor as a part of the written notice given pursuant to this Section 6(A)(4). In such event, the right of the Investor to include Registrable Securities in such registration pursuant to this Section 6(A)(4) shall be conditioned upon Investor’s execution of an underwriting agreement upon customary terms with the underwriter or underwriters selected for the underwriting by the Company. If the managing underwriter advises the Company in writing that marketing factors require a limitation in the number of shares held by selling stockholders to be underwritten, the number of Registrable Securities that may be included in such Registration Statement and underwriting shall be allocated among all investors, including the Investor, requesting registration in proportion, as nearly as practicable, to the respective number of shares of Registrable Securities held by them on the date the Company gives the notice specified in this Section 6(A)(4).

(5) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement and in complying with applicable federal securities and Blue Sky laws (including, without limitation, all attorneys' fees of the Company) shall be borne by the Company. The Investor shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Registrable Securities being registered and the fees and expenses of its counsel. The Company shall use its reasonable best efforts to qualify any of the Securities for sale in such states as any Investor reasonably designates. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process. If NASDR Rule 2710 requires any broker-dealer to make a filing prior to executing a sale by a Purchaser of the Securities, make an issuer filing with the NASDR, Inc. Corporate Financing Department pursuant to NASDR Rule 2710(b)(10)(A)(i) and respond within five (5) Trading Days to any comments received from NASDR in connection therewith, and pay the filing fee required in connection therewith. The Company, at its expense, will supply the Investor with copies of the applicable Registration Statement and any prospectus included therein and other related documents in such quantities as may be reasonably requested by the Investor.

(6) In the event that (i) the Registration Statement to be filed by the Company pursuant to Section 6(A)(2) is not declared effective by the SEC within the earlier of one hundred and twenty (120) days from the date of the sale of the Securities or five (5) days of clearance by the SEC to request effectiveness, (ii) such Registration Statement is not maintained as effective by the Company for the period set forth in Section 6(A)(2) above (each a "Registration Default") then the Company will pay Investor (pro rated on a daily basis), as partial compensation for such failure and not as a penalty, one and one-half percent (1.5%) of the purchase price of the Registrable Securities purchased from the Company and held by the Investor for each month (or portion thereof) until such Registration Statement has been filed or declared effective or lapsed effectiveness (in the case of clause (ii) above), one and one-half percent (1.5%) of the purchase price of the Registrable Securities purchased from the Company and held by the Investor each month (or portion thereof) (regardless of whether one or more such Registration Defaults are then in existence, but without duplication of such partial compensatory payments) until such Registration Statement has been declared effective. Such compensatory payments shall be made to the Investor in cash, within five (5) calendar days of demand, provided, however, that the payment of such amounts shall not relieve the Company from its obligations to register the Securities pursuant to this Section.

If the Company does not remit the payment to the Investor as set forth above, the Company will pay the Investor reasonable costs of collection, including attorneys’ fees, in addition to the liquidated damages. The registration of the Securities pursuant to this provision or payment of such compensatory amounts shall not affect or limit the Investor’s other rights or remedies as set forth in this Agreement or at law.

(B) The Company shall be entitled to suspend the availability of any Registration Statement, by providing notice thereof to the Investors, without incurring or accruing any obligation to pay liquidated damages pursuant to Section 6(A)(4), no more than one (1) time in any three month period or three (3) times in any twelve month period, and any such period during which the availability of the Registration Statement is suspended (the "Deferral Period") shall, without incurring any obligation to pay liquidated damages pursuant to Section 6(A)(4), not exceed 30 days; provided that the aggregate duration of any Deferral Periods shall not exceed 15 days in any three month period or 40 days in any twelve (12) month period; provided that in the case of a Material Event relating to an acquisition or a probable acquisition or financing, recapitalization, business combination or other similar transaction, the Company may, without incurring any obligation to pay liquidated damages pursuant to Section 6(A)(4), deliver to the Holders a second notice to the effect set forth above, which shall have the effect of extending the Deferral Period by up to an additional 30 days, or such shorter period of time as is specified in such second notice. As used herein, "Material Event" shall mean the occurrence of any event or the existence of any fact as a result of which any Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(C) In the case of each registration effected by the Company pursuant to any section herein, the Company will keep each shareholder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

(1) Keep such registration effective at least until such time as the Underlying Shares are eligible to have the restrictive legend removed pursuant to SEC Rule 144(k);

(2) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to a disposition of all securities covered by such registration statement;

(3) Notify the shareholders at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing, and at the request of the shareholders, prepare and furnish to them a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the shareholders, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing;

(4) Use its commercially reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a registration statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify Investor (and, in the event of an underwritten offering, the managing underwriter) of the issuance of such order and the resolution thereof;

(5) Cause all shares which are registered in accordance with the provisions herein, to be listed or included for quotation on each exchange on which the shares of Common Stock are then listed or included for quotation;

(6) Provide a transfer agent and registrar for all such shares and CUSIP number for all such shares of Common Stock in each case not later than the effective date of such registration statement; and

(7) Otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the SEC.

(D)  To the extent Investor includes any Common Stock in a Registration Statement pursuant to the terms hereof, the Company will indemnify and hold harmless Investor, its directors and officers, and each person, if any, who controls Investor within the meaning of the Act, from and against, and will reimburse Investor, its directors and officers and each controlling person with respect to, any and all loss, damage, liability, cost and expense to which Investor or such controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by Investor or any such controlling person in writing specifically for use in the preparation thereof.

(E)  To the extent Investor includes any Underlying Shares in a Registration Statement pursuant to the terms hereof, Investor will indemnify and hold harmless the Company, its directors and officers and any controlling person from and against, and will reimburse the Company, its directors and officers and any controlling person with respect to, any and all loss, damage, liability, cost or expense to which the Company, its directors and officers or such controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in the preparation thereof and provided further, that the maximum amount that may be recovered from Investor shall be limited to the amount of proceeds received by Investor from the sale of such shares of Common Stock.

(F)  To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable hereunder to the extent permitted by law, provided that (i) no contribution shall be made under circumstances where the indemnifying party would not have been liable for indemnification pursuant to the provisions hereof, (ii) no seller of securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any seller of securities who was not guilty of such fraudulent misrepresentation, and (iii) the amount of the contribution together with any other payments made in respect of such loss, damage, liability or expense, by any seller of securities shall be limited to the net amount of proceeds received by such seller from the sale of such securities.

(G)  The Investor will cooperate with the Company in connection with this Subscription Agreement, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Investor and proposed manner of sale of securities required to be disclosed in any registration statement filed in accordance with this Section 6) and executing and returning all documents reasonably requested in connection with the registration and sale of any securities being registered hereunder and entering into and performing their obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering.

(H) Transfer Restrictions.

(1) THE SECURITIES MAY ONLY BE DISPOSED OF IN COMPLIANCE WITH STATE AND FEDERAL SECURITIES LAWS. IN CONNECTION WITH ANY TRANSFER OF SECURITIES OTHER THAN PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR RULE 144, TO THE COMPANY OR TO AN AFFILIATE OF AN INVESTOR OR IN CONNECTION WITH A PLEDGE AS CONTEMPLATED IN SECTION 6(H)(2), THE COMPANY MAY REQUIRE THE TRANSFEROR THEREOF TO PROVIDE TO THE COMPANY AN OPINION OF COUNSEL SELECTED BY THE TRANSFEROR AND REASONABLY ACCEPTABLE TO THE COMPANY, THE FORM AND SUBSTANCE OF WHICH OPINION SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH TRANSFER DOES NOT REQUIRE REGISTRATION OF SUCH TRANSFERRED SECURITIES UNDER THE ACT. AS A CONDITION OF TRANSFER, ANY SUCH TRANSFEREE SHALL AGREE IN WRITING TO BE BOUND BY THE TERMS OF THIS SUBSCRIPTION AGREEMENT AND SHALL HAVE THE RIGHTS OF AN INVESTOR UNDER THIS SUBSCRIPTION AGREEMENT.

(2) THE INVESTOR AGREES TO THE IMPRINTING, SO LONG AS IS REQUIRED BY THIS SECTION 6(H)(2) OF A LEGEND ON ANY OF THE SECURITIES IN THE FOLLOWING FORM:

THIS PREFERRED STOCK AND WARRANT AND THE SHARES ISSUABLE UPON CONVERSION OR EXERCISE OF THIS PREFERRED STOCK OR WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH NOTE MAY BE SOLD, ASSIGNED, HYPOTHECATED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

(3) CERTIFICATES EVIDENCING THE UNDERLYING SHARES SHALL NOT CONTAIN ANY LEGEND (INCLUDING THE LEGEND SET FORTH IN SECTION 6(H)(2) HEREOF): (I) WHILE A REGISTRATION STATEMENT (INCLUDING THE REGISTRATION STATEMENT) COVERING THE RESALE OF SUCH SECURITY IS EFFECTIVE UNDER THE ACT, OR (II) FOLLOWING ANY SALE OF SUCH UNDERLYING SHARES PURSUANT TO RULE 144, OR (III) IF SUCH UNDERLYING SHARES ARE ELIGIBLE FOR SALE UNDER RULE 144(K), OR (IV) IF SUCH LEGEND IS NOT REQUIRED UNDER APPLICABLE REQUIREMENTS OF THE ACT (INCLUDING JUDICIAL INTERPRETATIONS AND PRONOUNCEMENTS ISSUED BY THE STAFF OF THE SEC); PROVIDED, HOWEVER, IN CONNECTION WITH THE ISSUANCE OF THE UNDERLYING SHARES, EACH INVESTOR, SEVERALLY AND NOT JOINTLY WITH THE OTHER INVESTORS, HEREBY AGREES TO ADHERE TO AND ABIDE BY ALL PROSPECTUS DELIVERY REQUIREMENTS UNDER THE ACT AND RULES AND REGULATIONS OF THE SEC. THE COMPANY SHALL CAUSE ITS COUNSEL TO ISSUE A LEGAL OPINION TO THE COMPANY’S TRANSFER AGENT PROMPTLY AFTER THE EFFECTIVE DATE IF REQUIRED BY THE COMPANY’S TRANSFER AGENT TO EFFECT THE REMOVAL OF THE LEGEND HEREUNDER. IF ALL OR ANY PORTION OF PREFERRED STOCK OR WARRANT IS CONVERTED OR EXERCISED (AS APPLICABLE) AT A TIME WHEN THERE IS AN EFFECTIVE REGISTRATION STATEMENT TO COVER THE RESALE OF THE UNDERLYING SHARES, OR IF SUCH UNDERLYING SHARES MAY BE SOLD UNDER RULE 144(K) OR IF SUCH LEGEND IS NOT OTHERWISE REQUIRED UNDER APPLICABLE REQUIREMENTS OF THE ACT (INCLUDING JUDICIAL INTERPRETATIONS THEREOF) THEN SUCH UNDERLYING SHARES SHALL BE ISSUED FREE OF ALL LEGENDS. THE COMPANY AGREES THAT FOLLOWING THE EFFECTIVE DATE OR AT SUCH TIME AS SUCH LEGEND IS NO LONGER REQUIRED UNDER THIS SECTION 6(H)(3), IT WILL, NO LATER THAN THREE (3) DAYS FOLLOWING THE DELIVERY BY AN INVESTOR TO THE COMPANY OR THE COMPANY'S TRANSFER AGENT OF A CERTIFICATE REPRESENTING UNDERLYING SHARES, AS APPLICABLE, ISSUED WITH A RESTRICTIVE LEGEND (SUCH THIRD (3RD) DAY, THE "LEGEND REMOVAL DATE"), DELIVER OR CAUSE TO BE DELIVERED TO SUCH INVESTOR A CERTIFICATE REPRESENTING SUCH SHARES THAT IS FREE FROM ALL RESTRICTIVE AND OTHER LEGENDS. THE COMPANY MAY NOT MAKE ANY NOTATION ON ITS RECORDS OR GIVE INSTRUCTIONS TO ANY TRANSFER AGENT OF THE COMPANY THAT ENLARGE THE RESTRICTIONS ON TRANSFER SET FORTH IN THIS SECTION.

(4) EACH INVESTOR, SEVERALLY AND NOT JOINTLY WITH THE OTHER INVESTORS, AGREES THAT THE REMOVAL OF THE RESTRICTIVE LEGEND FROM CERTIFICATES REPRESENTING SECURITIES AS SET FORTH IN THIS SECTION 6(H) IS PREDICATED UPON THE COMPANY’S RELIANCE THAT THE INVESTOR WILL SELL ANY SECURITIES PURSUANT TO EITHER THE REGISTRATION REQUIREMENTS OF THE ACT, INCLUDING ANY APPLICABLE PROSPECTUS DELIVERY REQUIREMENTS, OR AN EXEMPTION THEREFROM.

(I) Material Non-Public Information. The Company covenants and agrees that neither it nor any other person or entity acting on its behalf will provide the Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Investor shall have executed a written agreement regarding confidentiality and use of such information. The Company understands and confirms that the investor shall be relying on the foregoing representations in effecting transactions in securities of the Company.

7. No Waiver.

Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Investor, the Investor does not thereby or in any manner waive any rights granted to the Investor under federal or state securities laws.

8. Revocation.

The Investor agrees that he shall not cancel, terminate or revoke this Subscription Agreement or any agreement of the Investor made hereunder other than as set forth herein, and that this Subscription Agreement shall survive the death or disability of the Investor.

9. Termination of Subscription Agreement.

If the Company elects to cancel this Subscription Agreement, provided that it returns to the Investor, without interest and without deduction, all sums paid by the Investor, this Offer shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder.

10. Miscellaneous.

(A) All notices or other communications given or made hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid, or by overnight courier service to the Investor at his address set forth below, to the Company and the Placement Agent at the addresses set forth herein.

(B) This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

(C) The provisions of this Subscription Agreement shall survive the execution thereof.

(D) The Subscription Agreement shall be governed by the laws of the State of Delaware as if entered into between residents of the state of Delaware.

11. Certification.

The Investor certifies that he has read this entire Subscription Agreement and that every statement on the part of the Investor made and set forth herein is true and complete.

12. Investor Suitability Qualification.

(A) The Investor has initialed each of the following statements that correctly describes the Investor:

______ An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

_____ A natural person whose individual net worth, or joint net worth with such person’s spouse, exceeds $1,000,000;

______ A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with such individual’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year;

______ A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Membership Interest, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and the risks of an investment in the Membership Interest; or

______ An entity in which all of the equity owners are accredited investors.

Note: If the Investor is an entity, questions (B) and (C) must be completed by the individual making the investment decision on behalf of the Investor.

(B)  Name of Individual making investment decision: _______________________________

(C) Please provide the following information:

(1) Occupation _________________________________________________

(2) Please describe your education background, including dates of attendance and degrees earned.

(3) Please describe briefly principal positions held and any other business involvement (e.g., service on boards of directors) during the last five years. Specific employers need not be identified. What is sought is a sufficient description to enable the Company to determine the extent of vocationally related experience in financial and business matters.

(4) Please describe the number, amount and type of investments you have made in the past in private placements of any type of securities:

(5) Please indicate in the space provided below any additional information which you think may be helpful in enabling the Company to determine that your knowledge and experience in financial and business matters is sufficient to enable you to evaluate the merits and risks of investing in the Securities.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION, OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

INVESTOR SIGNATURE PAGE FOR SIMTROL, INC. SUBSCRIPTION AGREEMENT
Please print or type, Use ink only. (All Parties Must Sign)

The undersigned investor hereby certifies that he (i) has received and relied solely upon the Confidential Private Placement Memorandum, this Subscription Agreement and their respective exhibits and schedules, (ii) agrees to all the terms and conditions of this Subscription Agreement, (iii) meets the suitability standards set forth herein and (iv) is a resident of the state or foreign jurisdiction indicated below.

Dollar Amount of Securities Subscribed for: $_________________________ (Minimum of $37,500 with Subscription amount in increments of $750)

If other than individual check one and indicate
Name of Investor (Print)	capacity of signatory under the signature:
☐ Trust
☐ Estate
Name of Joint Investor (if any) (Print)	☐ Uniform Gifts to Minors Act, State of

☐ Attorney-in-fact
☐ Corporation
☐ Other
Signature of Investor
If Joint Ownership, Check one:
☐ Joint Tenants with Right of Survivorship
☐ Tenants in Common
Signature of Joint Investor (if any)	☐ Tenants by the Entirety
☐ Community by Property

Capacity of Signatory (if applicable)	Backup Withholding Statement:
☐ Please check this box only if the investor is
subject to
backup withholding
Social Security or Taxpayer Identification Number
Foreign Person:
Investor Mail Address:	☐ Please check this box only if the investor is a
nonresident alien, foreign corporation, foreign
partnership, foreign trust or foreign estate
Street Address

City State Zip Code	Share and Warrant Registration Name(s) and
Amounts:

Telephone: ( ) Fax: ( )	Name
Amount
1. ___________________________________

Email: ______________________________________	2. _________________________________

3. _________________________________

Address for Delivery of Shares (if different from above):
4. _________________________________

City State Zip Code

The investor agrees to the terms of this Agreement and, as required by the Regulations pursuant to the Internal Revenue Code, certifies under penalty of perjury that (1) the Social Security Number or Taxpayer Identification Number and address provided above is correct, (2) the investor is not subject to backup withholding (unless the Backup Withholding Statement box is checked) either because he has not been notified that he is subject to backup withholding as a result of a failure to report all interest or dividends or because the Internal Revenue Service has notified him that he is no longer subject to backup withholding and (3) the investor (unless, the Foreign Person box above is checked) is not a nonresident alien, foreign partnership, foreign trust or foreign estate.

THE SUBSCRIPTION FOR SECURITIES OF SIMTROL, INC. BY THE ABOVE NAMED INVESTOR(S) IS ACCEPTED THIS ________ DAY OF ______________________, 2007.

SIMTROL, INC.

By:

Name: Richard Egan
Title: President and CEO